                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 8, 1995
                          ----------------------------
                                 Date of Report
                        (Date of earliest event reported)


                ALASKA AIR GROUP, INC. AND ALASKA AIRLINES, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         1-8957 - Alaska Air Group, Inc.
                         0-19978- Alaska Airlines, Inc.
                    -----------------------------------------
                              (Commission File No.)

  Delaware - Alaska Air Group, Inc.         91-1292054 - Alaska Air Group, Inc.
  Alaska - Alaska Airlines, Inc.             92-00092535 - Alaska Airlines, Inc.
- --------------------------------------    --------------------------------------
  (State or other jurisdiction of            (IRS Employer Identification No.)
       incorporation)

                           19300 Pacific Highway South
                           Seattle, Washington  98188
      ---------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (206) 433-3200
      ---------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                                                   Page 1 of __

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit
Number    Exhibit
- -------   -------

  1 Form of Purchase Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-52265, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

  4 Form of Supplemental Indenture No. 1 (including Form of Debenture), which is being filed pursuant to Regulation S-K, Item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-52265, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

  23 Consent of Arthur Andersen LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-52265, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

  25 Form T-1 Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-52265, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.



                                                                      Page 2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALASKA AIR GROUP, INC.
                                             ALASKA AIRLINES, INC.

Dated:  June 8, 1995

                                             By /s/ Harry G. Lehr
                                               -------------------------------
                                                Name:  Harry G. Lehr
                                                Title:    Senior Vice President,
                                                          Planning & Finance


                                                                      Page 3

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                                  EXHIBIT INDEX


                                                                  SEQUENTIAL
EXHIBIT  NO.   DESCRIPTION                                         PAGE NO.
- ------------   ----------------------------------------------    -----------

     1         Form of Purchase Agreement, which is
               being filed pursuant to Regulation S-K,
               Item 601(b)(1) in lieu of filing the
               otherwise required exhibit to the
               Registration Statement on Form S-3, File
               No. 33-52265, under the Securities Act
               of 1933, as amended, and which, since
               this Form 8-K filing is incorporated by
               reference in such registration
               statement, is set forth in full in such
               registration statement........................

     4         Form of Supplemental Indenture No. 1
               (including Form of Debenture), which is
               being filed pursuant to Regulation S-K,
               Item 601(b)(4) in lieu of filing the
               otherwise required exhibit to the
               Registration Statement on Form S-3, File
               No. 33-52265, under the Securities Act
               of 1933, as amended, and which, since
               this Form 8-K filing is incorporated by
               reference in such registration
               statement, is set forth in full in such
               registration statement........................

    23         Consent of Arthur Andersen LLP, which is
               being filed pursuant to Regulation S-K,
               Item 601(b)(23) in lieu of filing the
               otherwise required exhibit to the
               Registration Statement on Form S-3, File
               No. 33-52265, under the Securities Act
               of 1933, as amended, and which, since
               this Form 8-K filing is incorporated by
               reference in such registration statement,
               is set forth in full in such registration
               statement.....................................

    25 Form T-1 Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K,
               Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-52265, under the
               Securities Act of 1933, as amended, and
               which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration
               statement.....................................


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